UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4, 2010

BELLA VIAGGIO, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-53450	38-3759675
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2120 58th Avenue, Suite 107, Vero Beach, Florida 32966
(Address of principal executive offices, including zip code)

(772) 266-5554
(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995:
This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof. All information provided in this Current Report on Form 8-K was provided by the Seller.

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 4, 2010 (the “Closing Date”), pursuant to a Purchase Agreement dated as of May 28, 2010 (the “Agreement”) by and between Bella Viaggio, Inc., a Nevada corporation (the “Company”) and Kat Exploration Inc, a company organized under the laws of Nevada (the “Seller”), the Company acquired (the “Acquisition”) 100% of “Handcamp,” a gold property (the “Property”) from the Seller, solely in exchange for 161,000,000 (the “Purchase Shares”) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

Under the terms of the Agreement, the Company has issued 65,000,000 Purchase Shares to the Seller on the Closing Date, and the remaining 96,000,000 Purchase Shares shall be issued as soon as reasonably practical after the Company shall have effectuated an increase in its number of authorized shares of Common Stock to enable it to issue such 96,000,000 Purchase Shares to the Seller.

The 65,000,000 Purchase Shares issued to the Seller were, and the remaining 96,000,000 Purchase Shares will when issued be, issued pursuant to the exemption from registration provided under Section 4(2) of the Securities Act and Rule 506 promulgated thereunder and/or Regulation S of the Securities Act. The Seller represented that it is an “accredited investor.”

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Acquisition

The information set forth above in Item 1.01 is hereby incorporated by reference in its entirety into this Item 2.01. On June 4, 2010, the Company acquired the Property pursuant to the Agreement.

The Property is located approximately 20 miles north of Badger, central Newfoundland and 6 miles northeast of an abandoned copper mine. Abandoned logging roads run through the Property, which the Company believes will allow for accessibility and mobility of heavy equipment. One 50-yard wide mineralized zone lies within a strata-bound(rock layers) structurally complex zone which lies near a major east-directed thrust within the Roberts Arm Group (volcanic rocks) and is reflected in folding, shearing (fracturing) and mylonite (fine-grained, compact rock) development. Superimposed on the volcanogenic sulfide mineralization is epigenetic (formed after the rocks were laid down) disseminated gold mineralization. The Company believes that the optimal sulfide mineralization is associated with sericite schist (rocks formed under high temperature and pressure) with veinlets and dissemination (finely spread minerals) having been traced over a strike length of almost a mile.

1700 soil samples were collected by representatives of the Company along the grid, which were assayed for gold and base metals indicating what management of the Company believes to be promising results. Rock samples were collected over the prospected areas with numerous samples showing significant mineral content with some gold numbers reaching a high of 158 grams per ton gold, 94 grams per ton and gold, 82 grams per ton gold, along with excellent zinc, copper and silver numbers (massive to semi-massive sulfides). A chip sample was cut over the main Handcamp gold showing an average of 7.1 grams per ton gold over 27ft.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to Item 1.01 above and to the complete text of the Acquisition Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Historical Description of the Company’s Business Operations

Since inception, the Company has no and has never had any material revenues and its activities have been limited to raising proceeds through the sale of its securities, meeting the requirements imposed on a reporting company as defined under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and attempting to locate markets to launch its business.

The Company has no material assets and has cumulative losses from its inception through March 31, 2010 of approximately $100,000.

The shares of Common Stock are quoted on the Over-the-Counter Bulletin Board (“OTC BB”) under the ticker symbol “BVIG.” As of the date of this Current Report on Form 8-K, there has been extremely limited and sporadic trading of the Common Stock. The Company cannot provide any guarantee or assurance a liquid market will ever develop for the Common Stock in the future. If such a market is not developed shareholders would not be able to sell their shares on such market.

Other than Kenneth Stead, the Company has no employees. There is no employment agreement between the Company and Mr. Stead.

The Company’s fiscal year end is December 31, which will continue to be the fiscal year end of the Company subsequent to the Closing Date.

Description of Business

The Company has no material income and/or assets (other than Handcamp) and has cumulative losses from its inception through March 31, 2010 of approximately $100,000. The Company is a natural resources exploration stage company, formed for the purpose of exploring and discovering mineral properties. The Company is currently focused on the mining and resources sector and intends to attempt, subject to, among other factors, its ability to obtain substantial financing, to continue to increase its holdings of gold and other precious metals. The principal objective of the Company is to attempt to locate, mine for and sell mineral properties. It is the Company’s objective to attempt to take advantage of the increased value of precious metals and to generate joint venture clients, and in so doing to become an efficient and profitable, precious metals exploration and mining company. In pursuing this goal, management of the Company currently intends to concentrate any funds it is able in the future to obtain, if any, to explore areas that management believes will have mineral resources. Management’s current plan, subject to other items such as obtaining sufficient capital for the operation of the Property, is to attempt to move forward to the next stage of in-depth exploration, which consists of ground geophysics, trenching and drilling. This phase, management believes, will determine the extent of the deposit along with its value.

Financial Statements

Certain financial statements of the Property, including the notes thereto and report of the independent auditors thereon, are filed or furnished with this report as set forth in Item 9.01 hereof.

Risk Factors

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the SEC. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Risks Related to the Company

Conflict Of Interest; Fair Value
Kenneth Stead is the principal shareholder, CEO and one of the two members of the Company’s board of directors. In addition, Mr. Stead is the President, a member of the board of directors and a controlling shareholder of the Seller. The price paid by the Company and the other terms of the Agreement providing for the acquisition of the Property was determined solely by Mr. Stead based upon his belief of the fair value of the Property. There was no fairness opinion issued, nor was there a special committee of independent directors formed to evaluate the fairness of the transaction, whether to or on behalf of the shareholders of either the Seller or BVIG. Because Mr. Stead is acting and negotiating on behalf of both entities, you must rely on his judgment of the value of the Property as well as on his belief of the fair value of the Purchase Shares. As a result, there can be no assurance that the Acquisition was fair to either the Company or the Seller and/or their respective shareholders.

The Company will require additional capital to pursue its business plan.
The Company has no material revenues, income and/or assets (other than the Property) and has an accumulated deficit of approximately $100,000 as of March 31, 2010. The Company has financed its operations since inception through private placements of its securities. Since its inception, the Company has raised approximately $43,000 through the sale of its shares. The Company will need to obtain additional financing to, among other things, fund any future exploration, mining and drilling projects it attempts to undertake and for general working capital purposes. Any additional equity financing may be dilutive to stockholders and any such additional equity securities may have rights, preferences or privileges that are senior to those of the Common Stock. Debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on the Company’s operating flexibility. There can be no assurance that additional funds will be available when and if needed from any source or, if available, will be available on terms that are acceptable to the Company. Further, the Company may incur substantial costs in pursuing future capital and/or financing, including investment banking fees, legal fees, accounting fees, printing and distribution expenses and other costs. The Company’s ability to obtain needed financing may be impaired by such factors as the capital markets, the capital structure of the Company, the development stage of the Company, the lack of a market for the Common Stock, and the Company’s lack of profitability, which could impact the availability or cost of future financings. If capital the Company is unable to raise capital or sufficient capital to meet its needs, the Company may be required to cease operations.

The Company’s future success depends on retaining Mr. Stead, its sole executive officer and employee.
The Company’s future success depends on its sole employee, Kenneth Stead, who is also the Company’s sole officer and controlling shareholder. The loss of Mr. Stead would prevent the Company from operating. The Company does not have key-person insurance on Mr. Stead.

Some of the Company’s officers and directors reside outside of the United States which could make it difficult to enforce potential civil liabilities and judgments.
Kenneth Stead, the Company’s President and Chief Executive Officer, is a resident of Canada, and all of the Company’s assets are located outside the United States. As a result, it may be impossible for investors to effect service of process within the United States upon such persons or enforce in the United States against such persons judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of United States federal securities laws or state securities laws.

You may not be able to enforce your claims in Newfoundland.
While the Company itself is a Nevada corporation, virtually all its assets are located in Newfoundland. There can be no assurance that a Canada court would not deem the enforcement of foreign judgments requiring the Company to make payments outside of Canada to be contrary to Canadian policy and/or be enforceable.

Risks Related to the Business

The mining industry is highly competitive.
The Company believes, assuming it is able to enter into mining operations, that it will be subjected to competition from other mining companies engaged in the business of gold exploration. Some of the world’s most recognized gold producers operate in North America, which is the location in which the Company operates. All these companies possess vastly greater financial, marketing and other resources than the Company does. Moreover, as and if gold exploration becomes more lucrative, other entities may elect to engage in such business, which entities would also then compete with the Company. The gold mining and exploration business is characterized by intense competition.

An integral part of the Company’s proposed business plan involves acquisitions but it does not currently have the resources to complete them.
The Company has no current acquisition agreements and/or understandings to effect any such acquisition, nor does it have the resources to complete such additional acquisitions. However, the Company’s proposed business plan contemplates the Company making acquisitions in the future. These acquisitions may include the acquisition of other gold properties believed by management to be potentially significant, which acquisitions may be necessary in order for the Company to reach its goal of becoming a gold producer.

The Company’s success will depend upon its ability to successfully and timely explore and mine gold.
The gold business is subject to substantial risks, including, but not limited to, the ability to identify and locate and then mine the gold. Further, if the Company is successful in locating and identifying the gold, its ability to mine the gold is subject to a number of known and unknown additional risks, including, but not limited to, available labor, compliance with local laws and the ability to obtain financing on favorable terms. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent the start and/or the completion of exploration and mining activities once undertaken, any one of which could have a material adverse effect on the Company’s financial condition and results of operations.

The exploration and mining business is subject to a number of risks outside of the Company’s control.
The exploration and mining industry is highly cyclical by nature and dependent on the price of gold and future market conditions are uncertain. Factors beyond the Company’s control can affect its proposed business. Factors that could adversely affect the price of gold, most of which will be beyond the Company’s control, include but are not limited to:

  unfavorable interest rates and increases in inflation;

  changes in national, regional and local economic conditions;

  cost overruns, inclement weather, and labor and material shortages;

  the impact of present or future legislation, zoning laws and other regulations;

  availability, delays and costs associated with obtaining permits, approvals or licenses necessary to develop the Property;

  increases in taxes or fees;

  local law; and

  available labor and negotiations with unions.

The Company is subject to governmental regulations that may limit the Company’s operations, increase its expenses or subject it to liability.
According to the Company’s Canadian legal counsel, the Company is subject to Canadian laws, ordinances and regulations regarding, among other things:

  environmental matters, including the presence of hazardous or toxic substances;

  land preservation;

  health and safety; and

  zoning, land use and other entitlements.

In developing any project, the Company may be required to obtain the approval of numerous Canadian governmental authorities (and others) regulating matters such as:

  installation of utility services such as gas, electric, water and waste disposal;

  permitted land uses, and

  the design, methods and materials used. In the exploration and mining for gold.

The Company may not now or in the future be in compliance with all regulatory requirements. If the Company is not in compliance with regulatory requirements, it will be subject to penalties or forced to incur significant expenses to cure any noncompliance. In addition, some of the land that the Company could in the future acquire if it will at such time have the requisite resources and ability, may not have received planning approvals or entitlements necessary for planned or future development. Failure to obtain entitlements necessary for development on a timely basis or to the extent desired would adversely affect the Company’s business.

Increased insurance risk could negatively affect the Company’s business.
Insurance and surety companies may take actions that could negatively affect the Company’s proposed business, including increasing insurance premiums, requiring higher self-insured retentions and deductibles, requiring additional collateral or covenants on surety bonds, reducing limits, restricting coverage, imposing exclusions, and refusing to underwrite certain risks and classes of business. Any of these would adversely affect the Company’s ability in the future to obtain appropriate insurance coverage at reasonable costs which would have a material adverse effect on the Company’s business.

Risks Related to the Common Stock

The Company is authorized to issue up to 70,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, the issuance of which could, among other things, reduce the proportionate ownership interests of current stockholders. In addition, the Company has agreed to issue additional shares of Common Stock under the Agreement.
The Board of Directors has the ability, without seeking stockholder approval, to issue additional shares of Common Stock and/or preferred stock in the future for such consideration as the Board of Directors may consider sufficient. The issuance of additional shares of Common Stock and/or preferred stock in the future will reduce the proportionate ownership and voting power of the shares of Common Stock held by existing stockholders. Pursuant to the Agreement, the Company has issued 65 million shares of Common Stock to the Seller of the Property and agreed to issue a further 96 million shares of Common Stock once the Company has effectuated an increase in its authorized shares of Common Stock. Such issuances will nonetheless significantly dilute the ownership interest of shares of Common Stock held by present stockholders.

Further, the Board of Directors is empowered, without stockholder approval, to issue shares of preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of shares of Common Stock. In the event of such issuance, the shares of preferred stock could be used as a method of discouraging, delaying or preventing a change in control of the Company, which could thereby prevent stockholders from receiving the maximum value for their shares.

There is no active trading market for the shares of Common Stock.
There is no active trading market for the shares of Common Stock or any of the Company’s other securities on any trading medium. Although the shares of Common Stock are eligible for quotation on the Over-The-Counter Bulletin Board (the “OTC BB”) under the symbol “BVIG,” to date there has been extremely limited and sporadic trading of the shares of Common Stock and there can be no assurance as to when or if the shares of Common Stock will become actively traded. If an active trading market does not develop or continue, you will have limited or no liquidity and may be forced to hold any shares of Common Stock that you own for an indefinite period of time.

Further, the OTC BB is an inter-dealer, over-the-counter market that provides significantly less liquidity than national securities exchanges. Quotes for shares included on the OTC BB are generally difficult to obtain and holders of securities quoted thereon may be unable to resell their securities at or near their original acquisition price or at any price. Market prices for the shares of Common Stock would even if quoted on the OTC BB be influenced by a number of factors, including:

  the issuance of new equity securities pursuant to future offerings;

  changes in interest rates;

  competitive developments, including announcements by the Company’s competitors;

  new services or significant acquisitions;

  strategic partnerships, joint ventures or capital commitments;

  variations in quarterly operating results;

  change in financial estimates by securities analysts;

  the depth and liquidity of the market for the shares of Common Stock; and

  general economic and other national and international conditions.

The concentration of ownership of the shares of Common Stock with insiders and their affiliates is likely to limit the ability of other stockholders to influence corporate matters.
Approximately 99% of the outstanding shares of Common Stock are under the control of Mr. Stead. As a result, he will have the sole ability to exercise control over all matters requiring approval by the Company’s stockholders, including, but not limited to, the election of directors and approval of significant corporate transactions, such as the acquisition of Handcamp. It is expected that Mr. Stead will remain an officer, director and controlling shareholder subsequent to the issuance of the 161 million Purchase Shares. This concentration of ownership will also have the effect of delaying or preventing a change in control of the Company that might be viewed as beneficial by other stockholders or discouraging a potential acquirer from making an offer to stockholders to purchase their shares of Common Stock in order to gain control of the Company.

Lack of Reliance upon Rule 144
The availability of Rule 144 will vary depending on whether restricted shares are held by an affiliate or a non-affiliate. In general, under Rule 144 as in effect on the date of this Current Report on Form 8-K, a person who has beneficially owned restricted shares of Common Stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of the Company’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) the Company is subject to the Exchange Act periodic reporting requirements for at least three months before the sale.

Persons who have beneficially owned restricted shares of Common Stock for at least six months but who are affiliates of the Company at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such persons would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

  1% of the number of shares of Common Stock then outstanding; and

  if the shares of Common Stock are then traded on a national securities exchange, the average weekly trading volume of shares of Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

However, because the Company is a “shell company” as defined under Rule 405 of the Securities Act, holders of the Company’s restricted securities may not rely on Rule 144 to sell their securities until one year from the date that the Company files a Current Report on Form 8-K that contains all the information required in a Form 10 filed pursuant to the Exchange Act. There can be no assurance that the Company will ever file such a Current Report on Form 8-K or, if it does, when it will do so. In addition, any sales by affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and the availability of current public information about us.

If holders of shares of Common Stock may in the future rely on Rule 144, many of the shares of Common Stock will in the future be available for resale. Any sales of these shares, if in significant amounts, are likely to depress their market price.
There are presently very few freely tradable shares of Common Stock. The shares of Common Stock issued and outstanding that are not freely tradable are “restricted securities” as defined under Rule 144 of the Securities Act, the vast majority of which are owned by the Company’s officers, directors and other “affiliates.” These persons may only sell their shares, absent registration, in accordance with the provisions of Rule 144 (if at all). Restricted securities may only be publicly sold pursuant to a registration statement under the Securities Act, or pursuant to Rule 144 or some other exemption that may be available from the registration requirements of the Securities Act. Rule 144 entitles each person holding restricted securities for a period of either six months or one year, depending on whether or not the person is an “affiliate” of the Company, to sell an amount of shares which in certain cases does not exceed the greater of 1% of the shares of Common Stock outstanding every three months in ordinary brokerage transactions or, assuming the shares of Common Stock are then traded on a national securities exchange, the average weekly trading volume during the four calendar weeks prior to said sale. Any substantial sales pursuant to Rule 144, including the potential sale of the Company’s affiliates’ shares of Common Stock, may have an adverse effect on the market price of the shares of Common Stock, and may hinder the Company’s ability to arrange subsequent equity or debt financing or affect the terms and time of such financing.

Recent SEC interpretations of rules relating to registration of securities acquired in private placements could adversely affect the Company’s ability to raise capital.
Management of the Company believes that the staff of the SEC has relatively recently taken the position with respect to recently filed shelf registration statements covering selling stockholder stock that if a significant percentage of the issuer’s outstanding restricted securities are being registered, the selling stockholders are deemed to be underwriters who must sell into the market at a fixed price. In addition, for selling stockholder shelf offerings related to stock underlying convertible securities, management of the Company believes that some of the staff has indicated in comment letters that the registration statements cannot be filed until the convertible security has been converted. The SEC has not, to the Company’s knowledge, issued any specific guidance or interpretation on this issue, which may also restrict an issuer’s ability to register shares issued to a “promoter.” However, these positions regarding selling stockholder registration statements could severely restrict the Company ability to raise capital through private offerings, whether management’s belief is correct or not since there is a perception in the investment community that the fears may be well founded. Potential financing sources, such as funds and wealthy private investors, may re-think their investment strategies and not want to invest in small public companies where they are restricted in this manner from liquidating their investments through registration and resale of their securities. As a result, the Company’s cost of capital may increase or the Company may not be able to access private investments at all.

If the shares of Common Stock are traded and/or quoted, the Company expects that the shares will be subject to the “penny stock” rules for the foreseeable future.
The Company expects that the shares of Common Stock, if traded and/or quoted, will be subject to the SEC’s “penny stock” rules. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for the shares. As long as the shares of Common Stock are subject to the penny stock rules, the holders of such shares may find it more difficult to sell their securities.

Because the Company does not intend to pay any dividends, holders of the shares of Common Stock must rely on stock appreciation for any return on their investment.
The Company has not paid any dividends on the shares of Common Stock and does not intend to declare and pay any dividends on the shares of Common Stock. Earnings, if any, are expected to be retained to finance and expand the Company’s business.

Directors and Executive Officers, Promoters and Control Persons

The names of the Company’s current officers and directors, as well as certain information about them, are set forth below:

Name	Position(s)
Kenneth Stead	Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
Ronald A. Davis	Director

Kenneth Stead. Mr. Stead is a co-founder of Kat Exploration Inc., and has been its president since the company’s incorporation in December of 2005. Mr. Stead worked directly in the mining industry from the early to late 70’s, where he first started with the Iron Ore Company of Canada and worked for Noranda at its Nanasivik mine in Stratacona Sound, northern Baffin Island. In the early 1980’s, Mr. Stead worked in the oil fields of Alberta, afterwards returning to Newfoundland where he set up his own construction company from 1985 to 1995. In 1997, Mr. Stead became a co-founder of Cornerstone Resources Inc., a junior mining company now trading on the TSX-V (CGP) until he resigned in 2004. Over the past nine years Mr. Stead has been actively working in a Sedimentary-Hosted Stratiform Copper environment and will continue to make this one of the company’s priorities.

Ronald A. Davis. Ronald A. Davis joined the Bella Viaggio on June 6, 2007 and was until the Acquisition Closing Date its President, Secretary and Treasurer; he remains a Director of the Company. Mr. Davis commenced his career at Goldman Sachs & Co. in 1964 as an office boy. Following the completion of graduate school at the University of Southern California and military service, Mr. Davis returned to Goldman Sachs where he worked until joining Dean Witter & Co. (now Morgan Stanley). Areas of work responsibility included syndication and institutional sales. In 1981, Mr. Davis commenced advising high net worth individuals and their investments. In 1994, he was asked to take over the stewardship of Caffe Diva of which he was the CEO until September 2000. Mr. Davis received his B.S. Business Administration from the University of Southern California. In 1967, he also received a Masters of Business Administration from the University of Southern California.

Involvement in Certain Legal Proceedings. Except as set forth herein, to the best knowledge of the Company, no officer, director or 5% or greater shareholder of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

Board Committees
The Board of Directors has no separate committees. The Company is not a “listed company” under SEC rules and is, therefore, not required to have a Compensation Committee or other committee comprised of independent directors.

Director Independence
The Board of Directors does not believe that any of the members of the Board of Directors qualify as independent under the rules of any of the national securities exchanges, but the Company may seek to appoint one or more individuals that would so qualify. For purposes hereof, an “independent director,” shall have the meaning described in the NYSE-AMEX rules and regulations.

Family Relationships. There are no family relationships among the Company’s directors, officers, promoters or control persons.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the date of this Current Report on Form 8-K, certain information regarding the beneficial ownership of the Common Stock by: (i) each person who, to the Company’s knowledge, beneficially owns 5% or more of the Shares and (ii) each of the Company’s directors and “named executive officers.” Prior to the Closing Date, there were an aggregate of 2,644,500 shares of Common Stock issued and outstanding. As of the date of the Current Report on Form 8-K, there are 67,644,500 such shares issued and outstanding.

Name and address of Beneficial Owner	Number of Shares	Percent of Shares (1)

Directors and Named Executive Officers:

Kenneth Stead (2)	67,264,000	99%

Ronald A. Davis (3)	0	- - -

Kat Exploration, Inc.
1149 Topsail Rd.
Mount Pearl, Newfoundland, A1N 5G2	65,000,000	96%

5% or Greater Beneficial Owners

Kenneth Stead (4)	67,264,000	99%

(1)      Beneficial ownership is calculated based on the 67,644,500 shares of Common Stock issued and outstanding as of the date hereof, together with securities exercisable or convertible into shares of Common Stock within sixty (60) days of the date hereof for each stockholder. The shares of Common Stock issuable pursuant to those convertible securities, options or warrants are deemed outstanding for computing the percentage ownership of the person holding such convertible securities, options or warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2)      The address for Mr. Stead is c/o Kat Exploration Inc., 1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2.

(3)       The address for Mr. Davis is c/o the Company, 2120 58th Avenue, Suite 107, Vero Beach, Florida 32966.

(4)      Mr. Stead is the control person of Kat Exploration, Inc. and may as such be deemed to “beneficially own” the shares of Common Stock owned by Kat Exploration, Inc. Mr. Stead, however, disclaims beneficial ownership of all such shares of Common Stock.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Agreement, the Company issued 65,000,000 Purchase Shares to the Seller as the purchase price for the Property, and agreed to issue the remaining 96,000,000 Purchase Shares to the Seller as soon as reasonably practical after the Company shall have effectuated an increase in its number of authorized shares of Common Stock to enable it to issue such 96,000,000 Purchase Shares. None of the Purchase Shares were registered under the Securities Act. The foregoing description of the issuance of unregistered equity securities in connection with the Acquisition does not purport to be complete and is qualified in its entirety by reference to Item 1.01 above and to the complete text of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Description of Securities

General
The authorized capital stock of the Company consists of 75,000,000 shares, consisting 70,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of “blank check” preferred stock.

Common Stock
Holders of Common Stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of Common Stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of Common Stock voting for the election of directors can elect all of the directors. Holders of Common Stock representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote are necessary to constitute a quorum at any meeting of the Company’s stockholders. A vote by the holders of a majority of the outstanding shares of Common Stock is required to effectuate certain fundamental corporate changes, such as liquidation, merger or an amendment to the articles of incorporation.

Holders of Common Stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the Common Stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Common Stock.

ITEM 4.01      CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 3, 2010, the Company’s Board of Directors approved the dismissal of Kyle L. Tingle, CPA, LLC as its independent auditor, and engaged Bongiovanni & Associates, CPA’s as its independent auditor to audit its financial statements for the year ended December 31, 2010 and to review Company’s each of three quarterly reports in 2010. The Company does not have an audit committee.

During Company’s two most recent fiscal years ended December 31, 2009 and 2008, the Company did not consult Bongiovanni & Associates, CPA’s with respect to any of the matters described in Item 304(a)(2) of Regulation S-K.

Kyle L. Tingle, CPA, LLC’s audit reports regarding the Company’s financial statements for the fiscal years ended December 31, 2009 and 2008, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit reports for the years ended December 31, 2009 and 2008 contained a going concern qualification.

The Company and Kyle L. Tingle, CPA, LLC have not, during the years ended December 31, 2009 and 2008, and subsequent interim period through June 3, 2010, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Kyle L. Tingle, CPA, LLC’s satisfaction, would have caused Kyle L. Tingle, CPA, LLC to make reference to the subject matter of the disagreement in connection with its reports.

During the years ended December 31, 2009 and 2008, and the subsequent interim period through June 3, 2010, Kyle L. Tingle, CPA, LLC had not advised the Company of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K or the item described in Item 304(a)(1)(vi) of Regulation S-K.

The Company has requested that Kyle L. Tingle, CPA, LLC furnish a letter addressed to the Securities Exchange Commission stating whether or not Kyle L. Tingle, CPA, LLC agrees with the statements made in this 8-K. A copy of such letter is filed as Exhibit 16 attached hereto.

ITEM 5.01	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND
ISSUER PURCHASES OF EQUITY SECURITIES

The Common Stock is quoted on the Over-the-Counter Bulletin Board (“OTC BB”) under the ticker symbol BVIG. The shares of Common Stock do not trade other than on an extremely limited and sporadic basis. As of the date of this Current Report on Form 8-K the Common Stock was last traded at $0.71. The

Company did not declare or pay dividends during the Fiscal Year 2009 and does not anticipate declaring or paying dividends in Fiscal Year 2010. The Company has no equity compensation plans.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K. The Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009 and its Quarterly Report for its fiscal quarter ended March 31, 2010 is incorporated herein by reference.

Exhibit No.	Description

2.1	Form of Purchase Agreement*
16	Letter from Kyle Tingle, CPA, LLC to the Commission, dated June 4, 2010.*
*	Filed herewith

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 4, 2010

BELLA VIAGGIO, INC.

By:	/s/ Kenneth Stead
Name:	Kenneth Stead
Title:	Chief Executive Officer

BONGIOVANNI & ASSOCIATES, C.P.A.’s
19720 Jetton Road, 3rd Floor
Cornelius, North Carolina 28031 (USA)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
KAT Exploration Inc.

We have audited the accompanying balance sheets of the Handcamp division of KAT Exploration, Inc. (“The Company”) as of December 31, 2009 and 2008, and the statements of income, stockholders’ equity, and cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness for the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Handcamp division of KAT Exploration, Inc. as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years ended December 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered a loss in 2009, has negative working capital, and generated a negative internal cash flow from operations in 2009 that raises substantial doubt about its ability to continue s a going concern. Management’s plans in regard to these matters are described in the Notes to Financial Statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Bongiovanni & Associates

Bongiovanni & Associates
Certified Public Accountants
Cornelius, North Carolina
The United States of America
May 21, 2010

BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND DECEMBER 31, 2008

	12/31/2009	12/31/2008

ASSETS

CURRENT ASSETS:
Cash	$—	$—

TOTAL CURRENT ASSETS	—	—

TOTAL ASSETS	$—	$—

LIABILITIES AND DIVISION EQUITY

CURRENT LIABILITIES
Accounts payable	$—	$—
Current portion of bank note payable	—	—

TOTAL CURRENT LIABILITIES	—	—

LONG-TERM LIABILITIES
Bank note payable	—	—

TOTAL LONG-TERM LIABILITIES	—	—

DIVISION EQUITY
Additional paid in capital	36,950	—
Deficit accumulated during development stage	(36,950)	—

TOTAL DIVISION EQUITY	—	—

TOTAL LIABILITIES AND DIVISION EQUITY	$—	$—

The accompanying notes are an integral part of these financial statements

STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (DECEMBER 5, 2005) AND
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

			Cumulative Amount from Inception (December 5, 2005) to December 31, 2009

	For the Years Ended December 31,
	2009	2008

REVENUES:
Sales	$—	$—	$—
Cost of sales	—	—	—

Gross profit	—	—	—

EXPENSES:
Assay, line cutting and soil samples	—	—	36,950

Total expenses	—	—	36,950

Loss from operations	$—	$—	$(36,950)

Interest expense	—	—	—

Loss before income taxes	—	—	(36,950)

Provision for income taxes	—	—	—

NET LOSS	$—	$—	$(36,950)

The accompanying notes are an integral part of these financial statements

STATEMENT OF DIVISION EQUITY
FOR THE PERIOD FROM INCEPTION (DECEMBER 5, 2005) AND
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	Additional Paid-in Capital	Retained Deficit

Cumulative net losses since inception (December 5, 2005) through December 31, 2007	$36,950	$(36,950)

Net loss for the year ended December 31, 2008	—	—

Balances, December 31, 2008	$36,950	$(36,950)

Net loss for the year ended December 31, 2009	—	—

Balances, December 31, 2009	$36,950	$(36,950)

The accompanying notes are an integral part of these financial statements

STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (DECEMBER 5, 2005) AND
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008	Cumulative Amount from Inception (December 5, 2005) to December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$—	$—	$(36,950)
Adjustments to reconcile net loss to net cash provided by (used in) operations:	—	—	—

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	—	—	(36,950)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	—	—	36,950

NET CASH PROVIDED BY (USED) IN FINANCING ACTIVITIES	—	—	36,950

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—	—

CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	—	—	—

END OF THE PERIOD	$—	$—	$—

The accompanying notes are an integral part of these financial statements

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON)
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Handcamp is a division of KAT Exploration, Inc. which constitutes a “business” for U.S. Securities and Exchange Commission reporting purposes. KAT Exploration, Inc. is not a mining company, rather it is an exploration company that operates at 1149 Topsail Road, Mount Pearl, NL A1N 5L1. KAT Exploration, Inc. discovers mineral properties and takes the properties out of the ground by later outsourcing the drilling. Handcamp is real estate property located in the South Brook area of the province of Newfoundland and Labrador which is legally owned by the Canadian government. Management believes that there could be an abundance of gold located in this location.

KAT Exploration, Inc. has entered into a Diamond Drilling Contract dated February 24, 2010 in which Cabo Drilling (Atlantic) Corp. will perform certain drilling.

The Handcamp division has not earned any revenue from operations. Accordingly, the division’s activities have been accounted for as those of a “Development Stage Enterprise” as set forth in Financial Accounting Standards Board Statement No. 7 (“SFAS 7”). Among the disclosures required by SFAS 7 are that the division’s financial statements be identified as those of a development stage operation, and that the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the division’s inception.

Basis of Presentation

The financial statements include the accounts of the Handcamp division under the accrual basis of accounting.

Management’s Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents - For purposes of the Statements of Cash Flows, the division considers highly liquid investments with an original maturity of three months or less to be cash equivalents.

Comprehensive Income (Loss) - The division adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income”, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. There were no items of comprehensive income (loss) applicable to the division during the period covered in the financial statements.

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON)
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets - In accordance with SFAS No. 144, the division reviews and evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, including those noted above, the division compares the assets’ carrying amounts against the estimated undiscounted cash flows to be generated by those assets over their estimated useful lives. If the carrying amounts are greater than the undiscounted cash flows, the fair values of those assets are estimated by discounting the projected cash flows. Any excess of the carrying amounts over the fair values are recorded as impairments in that fiscal period.

Risk and Uncertainties - The division is subject to risks common to companies in the service industry, including, but not limited to, litigation, development of new technological innovations and dependence on key personnel.

Advertising Costs - Advertising costs are expensed as incurred. The division does not incur any direct-response advertising costs.

Recent Accounting Pronouncements - The division has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

FASB Accounting Standards Codification

(Accounting Standards Update (“ASU”) 2009-01)

In June 2009, FASB approved the FASB Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized online database. The Codification is effective for interim or annual periods ending after September 15, 2009, and impacts the division’s financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification. There have been no changes to the content of the division’s financial statements or disclosures as a result of implementing the Codification during the year ended December 31, 2009.

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON)
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (cont.) - As a result of the division’s implementation of the Codification during the fiscal year ended December 31, 2009, previous references to new accounting standards and literature are no longer applicable. In the current annual consolidated financial statements, the division will provide reference to both new and old guidance to assist in understanding the impacts of recently adopted accounting literature, particularly for guidance adopted since the beginning of the current fiscal year but prior to the Codification.

Subsequent Events

(Included in Accounting Standards Codification (“ASC”) 855 “Subsequent Events”, previously SFAS No. 165 “Subsequent Events”)

SFAS No. 165 established general standards of accounting for and disclosure of events that occur after the balance sheet date, but before the consolidated financial statements are issued or available to be issued (“subsequent events”). An entity is required to disclose the date through which subsequent events have been evaluated and the basis for that date. For public entities, this is the date the financial statements are issued. SFAS No. 165 does not apply to subsequent events or transactions that are within the scope of other GAAP and did not result in significant changes in the subsequent events reported by the division. SFAS No. 165 became effective for interim or annual periods ending after June 15, 2009 and did not impact the division’s financial statements. The division evaluated for subsequent events through the issuance date of the division’s financial statements. No recognized or non-recognized subsequent events were noted.

Determination of the Useful Life of Intangible Assets

(Included in ASC 350 “Intangibles — Goodwill and Other”, previously FSP SFAS No. 142-3 “Determination of the Useful Lives of Intangible Assets”)

FSP SFAS No. 142-3 amended the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under previously issued goodwill and intangible assets topics. This change was intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected cash flows used to measure the fair value of the asset under topics related to business combinations and other GAAP. The requirement for determining useful lives must be applied prospectively to intangible assets acquired after the effective date and the disclosure requirements must be applied prospectively to all intangible assets recognized as of, and subsequent to, the effective date. FSP SFAS No. 142-3 became effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The adoption of FSP SFAS No. 142-3 did not impact the division’s financial statements.

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON)
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (cont.) –

Noncontrolling Interests
(Included in ASC 810 “Consolidation”, previously SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51”)

SFAS No. 160 changed the accounting and reporting for minority interests such that they will be recharacterized as noncontrolling interests and classified as a component of equity. SFAS No. 160 became effective for fiscal years beginning after December 15, 2008 with early application prohibited. The division implemented SFAS No. 160 at the start of fiscal 2009 and no longer records an intangible asset when the purchase price of a noncontrolling interest exceeds the book value at the time of buyout. The adoption of SFAS No. 160 did not have any other material impact on the division’s financial statements.

Consolidation of Variable Interest Entities — Amended
(To be included in ASC 810 “Consolidation”, SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)”)

SFAS No. 167 amends FASB Interpretation No. 46(R) “Consolidation of Variable Interest Entities regarding certain guidance for determining whether an entity is a variable interest entity and modifies the methods allowed for determining the primary beneficiary of a variable interest entity. The amendments include: (1) the elimination of the exemption for qualifying special purpose entities, (2) a new approach for determining who should consolidate a variable-interest entity, and (3) changes to when it is necessary to reassess who should consolidate a variable-interest entity. SFAS No. 167 is effective for the first annual reporting period beginning after November 15, 2009, with earlier adoption prohibited. The division will adopt SFAS No. 167 in fiscal 2010 and does not anticipate any material impact on the division’s financial statements.

NOTE 2	SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental disclosures of cash flow information for the years ended December 31, 2009 and 2008 are summarized as follows:

Cash paid during the period for interest and income taxes:

	2009	2008
Income Taxes	$—	$—
Interest	$2,311	$—

HANDCAMP DIVISION (A DEVELOPMENT STAGE OPERATON)
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 3	GOING CONCERN AND UNCERTAINTY

The Handcamp division has suffered recurring losses from operations since inception. In addition, the Handcamp division has yet to generate an internal cash flow from its business operations. These factors raise substantial doubt as to the ability of the Handcamp division to continue as a going concern.

Management’s plans with regard to these matters encompass the following actions: 1) obtain funding from new investors to alleviate the division’s working deficiency, and 2) implement a plan to generate sales. The division’s continued existence is dependent upon its ability to resolve it liquidity problems and increase profitability in its current business operations. However, the outcome of management’s plans cannot be ascertained with any degree of certainty. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these risks and uncertainties.

NOTE 4	DEVELOPMENT STAGE RISK

Since its inception, the division has been dependent upon the receipt of capital investment to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the division’s business plan will be successfully executed. Our ability to execute our business plan will depend on our ability to obtain additional financing and achieve a profitable level of operations. There can be no assurance that sufficient financing will be obtained. Further, we cannot give any assurance that we will generate substantial revenues or that our business operations will prove to be profitable.

NOTE 5	SUBSEQUENT EVENT

KAT Exploration, Inc. has entered into a Diamond Drilling Contract dated February 24, 2010 in which Cabo Drilling (Atlantic) Corp. certain drilling at the Handcamp property. The contract covers various rates, which in the opinion of management represent market value rates, for mobilization and demobilization, overburden penetration (pipe and casing), core drilling, surveys and tests, etc. A security deposit of $10,000 is to be made prior to commencement of mobilization according to the contract.